                                                                   Exhibit 10.11

                                    FORM OF
                          REGISTRATION RIGHTS AGREEMENT
                             (Rockefeller Interests)

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made and entered into as of [____ __], 2004, among Strategic Hotel Capital, Inc., a Maryland corporation (the "Company"), each of the parties identified as an "Investor" on Schedule I hereto (each, an "Investor") and Rockmark Corporation, a Delaware corporation ("Rockmark"), on behalf of itself and as Investor Representative.

         WHEREAS, Strategic Hotel Capital, L.L.C., a Delaware limited liability company ("SHC LLC"), the Investors and Rockmark are parties to a Second Amended and Restated Transfer and Registration Rights Agreement dated as of October 31, 1999 (the "SHC LLC Agreement");

         WHEREAS, concurrently with the execution of this Agreement, the Company will effect an initial public offering of shares of its common stock (the "IPO"); and

         WHEREAS, the parties desire to provide each investor with certain registration rights analogous to those in the SHC LLC Agreement.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.       DEFINITIONS.

         As used in this Agreement, the following terms shall have the following respective meanings:

         "Affiliate": with regard to a Person, a Person that controls, is controlled by, or is under common control with, such original Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         "Closing Price": the reported last sale price of a unit of a security, on a given day, regular way, or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in each case on the New York Stock Exchange Composite Tape, or, if the security is not listed or admitted to trading on such exchange, on the American Stock Exchange Composite Tape, or, if the security is not listed or admitted to trading on such exchange, the principal national securities exchange on which the security is listed or admitted to trading, or, if the security is not listed or admitted to trading on any national securities exchange, the closing sales price, or, if there is no closing sales price, the average of the closing bid and asked prices, in the over-the-counter market as reported by the Nasdaq Stock Market, Inc., or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any successor thereof, or, if not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose, or, if no such prices are furnished, the fair market value of the security as determined in good faith by the board of directors of the Company, which determination shall be based upon recent issuances or current offerings pursuant to bona fide private offerings of the same class of security by the Company; provided, however, that any determination of the "Closing Price" of any security hereunder shall be based on the assumption that such security is freely transferable without registration under the Securities Act.

         "Commission": the Securities and Exchange Commission or any other applicable Federal agency at the time administering the Securities Act.

         "Company": as defined in the preamble, and shall include, where the context requires, any Person into which the Company is merged or with which the Company is consolidated.

         "Exchange Act": the Securities Exchange Act of 1934, as amended.

         "Membership Units": any Membership interests in Strategic Hotel Capital Funding, L.L.C., a Delaware limited liability company.

         "Operating Agreement": the Limited Liability Company Agreement of Strategic Hotel Funding, L.L.C. of even date herewith, as such agreement may be amended and supplemented from time to time.

         "Partnership Agreement": as defined in Section 4.1.

         "Person": an individual, partnership, corporation, company (including a limited liability company), trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Resale Rules": as defined in Section 3.3.

         "Securities": the Shares and the Membership Units owned by any Investor.

         "Securities Act": the Securities Act of 1933, as amended.

         "Shares": shares of common stock of the Company and any other securities that subsequently may be issued or issuable by the Company upon conversion or exchange of any convertible or exchangeable securities (including any Membership Units) or as a result of a split or dividend or other similar transaction involving the Shares by the Company and any securities into which the Shares may thereafter be changed or exchanged as a result of the reincorporation of the Company or merger, consolidation, recapitalization or other similar transaction.

         "Shelf Registration": a registration under Rule 415 of the Securities Act pursuant to Section 2.1 that has become effective under the Securities Act and not subsequently withdrawn.

         "Violation": as defined in Section 3.2(a).

2. SHELF REGISTRATION RIGHTS.

         2.1      Shelf Registration.

                  (a) Shelf Registration. Beginning on [___ __], 2005, the Company shall file and thereafter use its reasonable efforts to continuously maintain a registration statement relating to the resale of all of the Investors' Shares pursuant to Rule 415 under the Securities Act. No Investor shall have the right to cause the Company to register its Shares under this Section 2.1 if the number of Shares requested to be so registered may be immediately sold pursuant to the Resale Rules.

                  (b) Company's Ability to Postpone. The Company shall have the privilege to postpone, on one occasion only, each filing of a registration statement under this Section 2.1 and each proposed sale of Shares by an Investor under an effective Shelf Registration, for a reasonable period of time (not exceeding 90 days) if the Company furnishes the Investor with a certificate signed by the Chairman of the Board or the Chief Executive Officer of the Company stating that, in its good faith judgment, the Company's board of directors has determined that effecting the registration at such time would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company.

         2.2 Registration Procedures. If and whenever the Company is required by any of the provisions of this Article 2 to use its reasonable efforts to effect the registration of any of the Shares pursuant to Rule 415 under the Securities Act, the Company shall use its reasonable efforts to as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement with respect to such securities and use its reasonable efforts to cause such registration statement to become effective and remain effective for as long as shall be necessary to complete the distribution of the Shares so registered;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as shall be necessary to complete the distribution of the Shares so registered and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Investor shall desire to sell or otherwise dispose of the same;

                  (c) furnish to the Investor such numbers of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement, including any preliminary prospectus, and any amendments or supplement thereto, and such other documents, as the Investor may reasonably request in order to facilitate the sale or other disposition of the Shares owned by the Investor;

                  (d) use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Investor shall reasonably request, and do any and all other acts and things reasonably requested by the Investor to assist the Investor to consummate the sale or other disposition in such jurisdictions of the securities owned by the Investor, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                  (e) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (f) use its reasonable efforts to list such securities on any securities exchange or interdealer quotation system on which any stock of the Company is then listed, if the listing or quotation of such securities is then permitted under the rules of such exchange or interdealer quotation system;

                  (g) if the Investor intends to dispose of its securities through an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering, including, without limitation, to obtain an opinion of counsel to the Company and a "comfort letter" from the independent public accountants to the Company in the usual and customary form for such underwritten offering;

                  (h) notify the Investor, at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;


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

                  (i) make the Company's executive officers available at the Company's principal executive offices to discuss the affairs of the Company at times that may be mutually and reasonably agreed to; and

                  (j) upon the request of the Investor, take any and all other actions which may be reasonably necessary to complete the registration and thereafter to complete the distribution of the Shares so registered.

         2.3 Dribble Out. From and after the time that an Investor's Shares are registered under an effective registration statement under this Article 2, such Investor shall not in any calendar quarter sell, transfer or assign through the facilities of any exchange or quotation system on which the Shares are then listed or quoted a number of Shares to another Person if the aggregate number of Shares so sold, transferred or assigned in such calendar quarter would exceed 5% of the Shares of the Company then outstanding. The foregoing provisions of this
Section 2.3 shall not restrict a block (as defined pursuant to Rule 10b-18(a)(5) under the Exchange Act) sale of the Investor's Shares, the transfer of Shares to an Affiliate or any sale of Shares by the Investor pursuant to an underwritten offering.

         2.4 Black-Out Period. During the period beginning on the date of each subsequently filed prospectus or prospectus supplement with respect to an offering under such Shelf Registration and ending [upon the earlier of (i)] 90 days thereafter [or (ii) one day after any date on which the Closing Price shall have averaged 110% or more of the offering price listed in the prospectus or prospectus supplement included in or deemed a part of the registration statement for such Shelf Registration for a period of 20 consecutive days (or if no offering price is listed in the prospectus included in such registration statement, the Closing Price on the date of such prospectus or prospectus supplement for a period of 20 consecutive days] each Investor agrees that it will not request that the Company register any of its Shares pursuant to this
Article 2.

3. PROVISIONS APPLICABLE TO REGISTRATION RIGHTS.

         3.1 Expenses.

                  (a) Except as set forth in Section 3.1(b), the expenses specified in the following sentence incurred in any Shelf Registration (or any attempted Shelf Registration that is not consummated) of an Investor's Shares under this Agreement shall be paid by the Investor. The expenses referred to in the preceding sentence shall be limited to underwriters' discounts or commissions or fees or fees of placement agents, the expenses of printing and distributing the registration statement and the prospectus used in connection therewith and any amendment or supplement thereto, fees and disbursements of counsel for the Investor.


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

                  (b) All other expenses incurred in any Shelf Registration (or any attempted Shelf Registration that is not consummated) shall be paid by the Company, including, without limitation, (i) the expenses of its internal counsel (and/or, if the Company chooses, its outside counsel) including fees and expenses related to the preparation of the registration statement and the prospectus used in connection therewith and any amendment or supplement thereto, (ii) any necessary accounting expenses, including any special audits which shall be necessary to comply with governmental requirements in connection with any such registration, including the expense related to any comfort letters and
         (iii) expenses of complying with the securities or blue sky laws of any jurisdictions.

         3.2 Indemnification. In the event any Investor's Shares are included in a registration statement under Article 2:

                  (a) Indemnity by Company. Without limitation of any other indemnity provided to an Investor, to the extent permitted by law, the Company will indemnify and hold harmless each Investor, the Affiliates, officers, directors and partners of each Investor, each underwriter (as defined in the Securities Act), and each Person, if any, who controls an Investor or underwriter (within the meaning of the Securities Act), against any losses, claims, damages, liabilities and expenses (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statements (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any other violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company will reimburse each Investor and its Affiliates, officers, directors or partners, underwriter and controlling person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable to any Investor in any such case for any such loss, claim, damage, liability, expense or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Investor or any Affiliate, officer, director, partner or controlling person thereof.


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

                  (b) Indemnity by Investors. In connection with any registration statement in which any Investor is participating, the participating Investor(s) will furnish to the Company in writing such reasonably necessary information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any Violation, but only to the extent that such Violation is contained in any information or affidavit so furnished in writing to the Company by such Investor stated to be specifically for use in such registration statement or prospectus (the furnishing of such reasonably necessary information or affidavit by the Investor being a condition precedent to the Company's obligation to cause the registration statement to become effective); provided, that the obligation to indemnify will be several and not joint with any other Person and will be limited to the net amount received by the Investor from the sale of Shares, pursuant to such registration statement.

                  (c) Notice; Right to Defend. Promptly after receipt by an indemnified party under this Section 3.2 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.2, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.2 only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party other than under this Section 3.2.

                  (d) Contribution. If the indemnification provided for in this
         Section 3.2 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount an Investor shall be obligated to contribute pursuant to this Section 3.2(d) shall be limited to an amount equal to the proceeds to the Investor of the Shares sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Investor has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Shares).

                  (e) Survival of Indemnity. The indemnification provided by this Section 3.2 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder and the expiration or termination of this Agreement.

         3.3 Rule 144. In order to permit each Investor to sell the Shares it holds, if it so desires, from time to time pursuant to Rule 144 promulgated by the Commission or any successor to such rule or any other rule or regulation of the Commission that may at any time permit each Investor to sell its Shares to the public without registration ("Resale Rules"), the Company will:

                  (a) comply with all rules and regulations of the Commission applicable in connection with use of the Resale Rules;

                  (b) make and keep adequate and current public information available, as those terms are understood and defined in the Resale Rules, at all times;

                  (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

                  (d) furnish to each Investor so long as it owns any Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Resale Rules, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and any other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing an Investor of any rule or regulation of the Commission which permits the selling of any such Shares without registration; and

                  (e) take any action (including cooperating with each Investor to cause the transfer agent to remove any restrictive legend on certificates evidencing the Shares) as shall be reasonably requested by the Investor or which shall otherwise facilitate the sale of Shares from time to time by the Investor pursuant to the Resale Rules.

         3.4 Investor Status and Responsibilities. Each Investor acknowledges the limitations that may be imposed upon the Investor under Section 10 of the Exchange Act and the rules and regulations thereunder in connection with the Investor's sale or transfer of Shares and agrees to sell or transfer any such shares only subject to any such applicable limitations.

         3.5 Limitations on Other Registration Rights. Except as otherwise set forth in this Agreement, the Company shall not, without the prior written consent of each Investor include in any registration in which an Investor has a right to participate pursuant to this Agreement any securities of any Person.

         3.6 Piggyback Registration Rights. Nothing contained in this Agreement shall confer upon any holder of securities of the Company any right to include any or all of such holder's securities in a registration statement filed by the Company under the Securities Act for the sale of such securities for the Company's own account or in any registration statement filed on behalf of Investor pursuant to Article 2.

4. MISCELLANEOUS.

         4.1 Appointment of Investor Representative. Each Investor hereby designates and appoints Rockmark as its attorney-in-fact, representative and agent (in such capacity, the "Investor Representative"), and Rockmark hereby accepts such designation and appointment. By such designation and appointment, each Investor authorizes the Investor Representative to act at the direction of and for and on behalf such Investor whenever any consent, approval or action is to be taken by or on behalf of the Investor under each of this Agreement, the Operating Agreement, the Fifth Amended and Restated Agreement of Limited Partnership of Strategic Hotel Capital Limited Partnership (the "Partnership Agreement"). Delivery to the Investor Representative of any amount, notice, document or instrument which is to be given, delivered or paid to any Investor pursuant to this Agreement or the Partnership Agreement shall be deemed to be (and shall be effective as) delivery to such Investor. The Company shall be entitled to rely upon any notice, document or instrument delivered by the Investor Representative as having been authorized by the Investor. The appointment and powers conferred upon the Investor Representative shall be in addition to the powers conferred upon Rockmark pursuant to the Operating Agreement.

         4.2 Amendment. This Agreement may be amended, modified or supplemented but only in writing signed by each of the parties hereto.

         4.3 Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if given in person or by courier or a courier service, (b) on the date of transmission if sent by telex, facsimile or other wire transmission or (c) three Business Days after being deposited in the U.S. mail, certified or registered mail, postage prepaid:

         (a) If to the Company, addressed as follows:

                  Strategic Hotel Capital Inc.
                  77 West Wacker Drive, 46th Floor
                  Chicago, Illinois  60601
                  Attention:     General Counsel
                  Facsimile No.: (312) 658-5799

                  with a copy to:

                  Sullivan & Cromwell LLP
                  125 Broad Street
                  New York, New York  10004
                  Attention:      Robert W. Downes
                  Facsimile No.:  (212) 558-3588


         (b) If to any Investor, addressed as follows:

                  c/o Rockmark Corporation
                  610 Fifth Avenue, 7th Floor
                  New York, New York 10020
                  Attention:      Richard E. Salomon
                  Facsimile No.:  [(212) 424-1806]

                  with a copy to:

                  142 Interlaken Road
                  Lakeville, CT 06039
                  Attention:     Bruce M. Montgomerie
                  Facsimile No.: (860) 435-0065
                  Telephone No.: (860) 435-0075
                  E-mail: mongobmon@aol.com

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

         4.4 Waivers. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

         4.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4.6 Interpretation. The headings preceding the text of Articles and Sections included in this Agreement and the headings to Exhibits and Schedules attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement. The use of the terms "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. Underscored references to Articles, Sections, Subsections, Exhibits or Schedules shall refer to those portions of this Agreement.

         4.7 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         4.8 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as otherwise specifically provided in this Agreement, no assignment of any of Investor's rights or obligations shall be made without the written consent of the Company.

         4.9 No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and no provision of this Agreement shall be deemed to confer upon any third parties any remedy, claim, liability, reimbursement, cause of action or other right.

         4.10 Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

         4.11 Entire Understanding. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the matters set forth herein and supersedes any and all prior agreements, arrangements and understandings among the parties.

         4.12 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any state thereof having jurisdiction.

         4.13 Reorganization. In connection with any merger, consolidation, sale of all or substantially all of the Company's assets, the Company will use its best efforts to take such actions, or to cause the other party to such transaction to take such actions, to ensure that Investors have, immediately after consummation of such transaction, substantially the same rights in respect of such other Person or the Company, as applicable, as they may have immediately prior to consummation of such transaction in respect of the Company under this Agreement.

                                    * * * * *

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                 STRATEGIC HOTEL CAPITAL, INC.


                                 By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                 INVESTORS:

                                         ROCKMARK CORPORATION, on its own behalf
                                         and as the Investor Representative


                                         By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                   SCHEDULE I

[Rockmark Corporation
Fedmark Corporation
Louis R. Benzak
John R.H. Blum
James R. Bronkema Trust
Vincent deP. Farrell, Jr.
Leslie H. Larsen
Bruce M. Montgomerie
Bill F. Osborne
EC Holdings, Inc.
Portman Family Trust
William F. Pounds
David Rockefeller
DR & Descendants, L.L.C.
Estate of Richard B. Salomon
Richard E. Salomon
Salomon 1968 Trust
Salomon 1969 Trust
William G. Spears
George M. Topliff
Winrock International Institute for Agricultural Development
WRTEC, Inc.
John O. Wolcott
ECW Investor Associates
Realrock I
Marion Burton, Donal C. O'Brien, Jr., Winthrop P. Rockefeller and Robert Shults,
 as Trustees of the Trust Created under Article Seventh of the Will of Winthrop Rockefeller
Rockmark Corporation
John C. Portman, Jr., Joan N. Portman and John C. Portman, III, as Trustees of
 Portman Family Trust Number One
Bruce W. Jones]